UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 6, 2002
                Date of Report (Date of earliest event reported)



                          WILSHIRE OIL COMPANY OF TEXAS
             (Exact name of Registrant as specified in its charter)


               DELAWARE                    1-467                 84-0513668
(State or other jurisdiction of       (Commission File          (IRS Employer
incorporation or organization)             Number)           Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                         07306
(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code)              (201) 420-2796


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

Exhibit A -- Announcement of engagement of investment bankers.


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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 9, 2002                        WILSHIRE OIL COMPANY OF TEXAS.
                                                  (Registrant)



                                                  By:   /s/ Philip Kupperman
                                                       _________________________
                                                       Philip Kupperman
                                                       President


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

WILSHIRE OIL COMPANY                                       FOR IMMEDIATE RELEASE
ANNOUNCES ENGAGEMENT                                       AMEX:WOC
OF INVESTMENT BANKERS


Jersey City, New Jersey, September 6, 2002 -- Wilshire Oil Company of Texas (Wilshire) announced today that the Board of Directors has engaged Deloitte & Touche Corporate Finance LLC to explore various alternatives and potential opportunities to help Wilshire determine its future course of business.

There can be no assurance that a transaction will result from this engagement.

Wilshire is an American Stock Exchange listed corporation engaged in oil & gas exploration and real estate investment operations.





WILSHIRE OIL COMPANY OF TEXAS 921 Bergen Avenue, Jersey City, New Jersey 07306
Tel: (201) 420-2796


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